Thrivent Series Fund, Inc.

Supplement to Prospectus and

Thrivent Large Cap Growth Portfolio Summary Prospectus,

each dated April 30, 2019

Contractholders of Thrivent Large Cap Growth Portfolio (the “Portfolio”) recently approved a reclassification of the Portfolio from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940. This change will be implemented on or about August 9, 2019.

The date of this Supplement is July 31, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

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